a)
[Ernst & Young logo]

Ernst & Young LLP
Suite 3300 Phone: (720) 931-4000
370 17
th
Street Fax: (720) 931-4444
Denver, Colorado 80202-5663
Report of Independent Registered Public Accounting Firm
Regulation AB Item 1122 Master Servicing Platform
Board of Directors
Aurora Loan Services LLC
We have examined management's assertion, included in the accompanying Certification
Regarding Compliance with Applicable Servicing Criteria (the "Management Certification"),
that Aurora Loan Services LLC (the "Company"), a wholly-owned subsidiary of Lehman
Brothers Bank FSB, complied with the servicing criteria set forth in Item 1122 (d) of the
Securities and Exchange Commission's Regulation AB for the residential mortgage loan master servicing compliance platform (the "Regulation AB Item 1122 Master Servicing
Platform"), as defined in the Management Certification, as of and for the year ended
December 31, 2006, except for criteria 1122(d)(1)(ii), 1122(d)(l)(iii), 1122(d)(2)(iii),
1122(d)(2)(vi), 1122(d)(3)(i)(C), 1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(iv) through
1122(d)(4)(xiii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities performed by them with respect to the Regulation AB Item 1122 Master
Servicing Platform covered by this report. Management is responsible for the Company's compliance with the applicable servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance with the applicable servicing criteria based on our examination.
Our examination was conducted in accordance with attestation standards established by the
American Institute of Certified Public Accountants, as adopted by the Public Company
Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the Regulation AB Item 1122 Master Servicing Platform, testing of less than all of the servicing activities related to the Regulation AB Item 1122 Master
Servicing Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the applicable servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the
Company's compliance with the servicing criteria.
In our opinion, management's assertion that the Company complied with the aforementioned applicable servicing criteria as of and for the year ended December 31, 2006 for the
Regulation AB 1122 Master Servicing Platform is fairly stated, in all material respects.

/s/ Ernst & Young LLP
March 13, 2007

b)
[KPMG Logo]
KPMG LLP
Suite 2000
355 South Grand Avenue
Los Angeles, CA 90071-1568
Report of Independent Registered Public Accounting Firm
The Board of Directors
Countrywide Financial Corporation:

We have examined management's assessment, included in the accompanying Assessment of
Compliance with Applicable Servicing Criteria, that Countywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly owned subsidiaries,
Countrywide Home Loans (CHL), Countywide Tax Services Corporation, Newport Management
Corporation, and Countrywide Home Loans Servicing L.P., a wholly owned subsidiary of CHL
(collectively the Company) complied with the servicing criteria set forth in Item 1122(d) of the
Securities and Exchange Commission's Regulation AB for publicly issued residential mortgage-
backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan products, subprime, HELOC, and closed seconds) issued on or after January 1,
2006, for which the Company provides cash collection and administration, investor remittances, and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), collectively "Servicing Functions", excluding any transactions issued by any government sponsored enterprise for which the Company provides Servicing Functions (the
Platform), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B), only as it relates to information other than that contained in the monthly remittance report delivered by the servicer to the master servicer, trustee and or bond administrator, and 1122(d)(3)(i)(D), only as it relates to the agreeing with investors' records as to the total unpaid principal balance and number of pool assets serviced by the servicer, 1122(d)(3)(ii), only as it relates to amounts other than amounts remitted by the servicer to the master servicers, trustee and or bond administrator, 1122(d)(3)(iii),
1122(d)(3)(iv), 1122(d)(4)(i), and 1122(d)(4)(ii), only as 1122(d)(4)(i) and 1122(d)(4)(ii) relate to the custodial operations of the pool assets and related document (collateral file) by the document custodian responsible for such functions for the related transaction and 1122(d)(4)(xv), only as it relates to Item 1115 of Regulation AB (derivative transactions), as of and for the year ended December 31, 2006. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assessment about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company
Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset- backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with servicing criteria.
In our opinion, management's assessment that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2006 is fairly stated in all material respects.

/s/ KPMG LLP

Los Angeles, California
February 28, 2007

c)
[KPMG LOGO]

KPMG LLP
303 East Wacker Drive
Chicago. IL 60801-5212
Report of Independent Registered Public Accounting Firm

The Board of Directors
The Trust & Securities Services department of Deutsche Bank National Trust Company and Deutsche Bank
Trust Company Americas:

We have examined management's assertion, included in the accompanying Appendix I, that the Trust &
Securities Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust
Company Americas (collectively the "Company") complied with the servicing criteria set forth in Item
1122(d) of the Securities and Exchange Commission's Regulation AB for publicly-issued (i.e., transaction-
level reporting required under the Securities Exchange Act of 1934, as amended) residential mortgage-
backed securities and other asset-backed securities issued on or after January 1, 2006, for which the
Company provides trustee, securities administration or paying agent services, excluding any publicly issued transactions, sponsored or issued by any government sponsored entity (the Platform), except for servicing criteria 1122(d)(2)(iii), 1122(d)(4)(iv), 1122(d )(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii),
1122(d)(4)(ix), 1122(d)(4)(x), I 122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and 1122(d)(4)(xiv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the twelve months ended December 31,2006. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting
Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the
Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermo re, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

As described in management's assertion included in the accompanying Appendix I, for servicing criteria
1122 (d)(2)(i), 1122 (d)(4)(i) and 1122(d)(4)(ii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by
Interpretation 17.06 of the SEC
KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative
.
Division of Corporation Finance Manual of Publicly Available Telephone Interpretations (`Interpretation
17.06"). As permitted by Interpretation 17.06, the Company has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria as described in its assertion, and we performed no procedures with respect to the Company's eligibility to apply Interpretation 17.06.

In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria1 including servicing criteria 1122 (d)(2)(i), 1122 (d)(4)(i) and 1122(d)(4)(ii) for which compliance is determined based on Interpretation 17.06 as described above, as of and for the twelve months ended
December 31, 2006 is fairly stated, in all material respects.
/s/ KPMG LLP

Chicago, Illinois
February 28, 2007
d)
[KPMG LOGO]

KPMG LLP
303 East Wacker Drive
Chicago. IL 60801-5212
Report of Independent Registered Public Accounting Firm

The Board of Directors
The Trust & Securities Services department of Deutsche Bank National Trust Company and Deutsche Bank
Trust Company Americas:

We have examined management's assertion, included in the accompanying Appendix I, that the Trust &
Securities Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust
Company Americas (collectively the "Company") complied with the servicing criteria set forth in Item
1122(d) of the Securities and Exchange Commission's Regulation AB for publicly-issued (i.e., transaction-
level reporting required under the Securities Exchange Act of 1934, as amended) residential mortgage-
backed securities and other asset-backed securities issued on or after January 1, 2006, for which the
Company provides trustee, securities administration or paying agent services, excluding any publicly issued transactions, sponsored or issued by any government sponsored entity (the Platform), except for servicing criteria 1122(d)(2)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii),
1122(d)(4)(ix), 1122(d)(4)(x), I 122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and 1122(d)(4)(xiv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the twelve months ended December 31,2006. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting
Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the
Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

As described in management's assertion included in the accompanying Appendix I, for servicing criteria
1122 (d)(2)(i), 1122 (d)(4)(i) and 1122(d)(4)(ii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by
Interpretation 17.06 of the SEC
KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative
.
Division of Corporation Finance Manual of Publicly Available Telephone Interpretations (`Interpretation
17.06"). As permitted by Interpretation 17.06, the Company has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria as described in its assertion, and we performed no procedures with respect to the Company's eligibility to apply Interpretation 17.06.

In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria1 including servicing criteria 1122 (d)(2)(i), 1122 (d)(4)(i) and 1122(d)(4)(ii) for which compliance is determined based on Interpretation 17.06 as described above, as of and for the twelve months ended
December 31, 2006 is fairly stated, in all material respects.
/s/ KPMG LLP

Chicago, Illinois
February 28, 2007
e)
PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP
300 Madison Avenue
New York NY 10017
Telephone (846) 471-3000
www.pwc.com
Report of Independent Registered Public Accounting Firm
To the Board of Directors of Residential Capital, LLC:

We have examined management's assertion, included in the accompanying Managements
Assertion Concerning Compliance with Regulation AS Item 1122 Servicing Criteria, that GMAC
Mortgage, LLC (the "Company", a subsidiary of Residential Capital, LLC, complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's
Regulation AB for the GMACM Private Platform (the "Platform"). as of and for the year then ended December 31. 2006. excluding criteria 1122(d)(1)(iii); 1122(d)(2)(iv); 1122(d)(3)(i)(ii);
and 1122(d)(4)(i),(ii), which the Company has determined are not applicable to the servicing activities performed by it with respect to the Platform. Appendix A to management's assertion identifies the individual asset-backed transactions and securities defined by management as constituting the Platform. Management is responsible for the Company's compliance with the servicing criteria. Our responsibility is to express an opinion on managements assertion based on our examination.

Our examination was conducted in accordance with standards of the Public Company Accounting
Oversight Board (United States) and, accordingly, including examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary In the circumstances. Our examination included testing of selected asset- backed transactions and securities that comprise the Platform, testing of selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those sele cted activities in compliance with the app1icable servicing criteria, Our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to detect noncompliance arising from errors that may have occurred prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, managements assertion that the Company complied with the aforementioned applicable servicing criteria as of and for the year ended December 31, 2006, for the GMACM
Private Platform is fairly stated, in all material respects
/s/ PricewaterhouseCoopers LLP

New York, New York
March 6, 2007
f)
[PRICEWATERHOUSECOOPERS LOGO]
PricewaterhouseCoopers LLP
300 Madison Avenue
New York NY 10017
Telephone (646) 471-3000
www.pwc.com
Report of Independent Registered Public Accounting Firm
To the Board of Directors of Residential Capital, LLC:
We have examined management's assertion, included in the accompanying Management's
Assertion Concerning Compliance with Regulation AG Item 1122 Servicing Criteria, that
Homecomings Financial, LLC (the "Company"), a subsidiary of Residential Capital. LLC, complied with the servicing criteria set forth in item 1122(d) of the Securities and Exchange
Commission's Regulation AB for the HFN Primary Servicing Platform (the "Platform"), as of
and for the year then ended December 31, 2006. excluding criteria 1122(d)(1)(i),(iii);
1122(d)(2)(iv) 1122(d)(3)(i)(ii); and 1122(d)(4)(1),(i),(ii),(iii) which the Company has determined are not applicable to the servicing activities performed by it with respect to the
Platform. Appendix A of management's assertion identifies individual asset-backed transactions and securities defined by management as constituting the Platform. Management is responsible for the Company's compliance with the servicing criteria. Our responsibility is to express an opinion on managements assertion based on our examination.
Our examination was conducted in accordance with standards of the Public Company Accounting
Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances, Our examination included testing of loans within selected asset-backed transactions and securities that comprise the Platform, testing of selected servicing activities related to the Pla tform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the applicable servicing criteria . Our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to detect noncompliance arising from errors that may have occurred prior to or subsequent to our tests that may have affected the balances or amount calculated or reported by the Company during the period covered by this report. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria .

In our opinion, managements assertion that the Company complied with the aforementioned applicable servicing criteria as of and for the year ended December 31, 2006, for the HFN
Primary Servicing Platform is fairly stated, in all material respects.
/s/ PricewaterhouseCoopers LLP
New York, New York
March 6, 2007

g)
Ernst & Young LOGO
Ernst &Young LLP Phone: (213) 977-3200
725 South Figueroa Street www.ey.com
Los Angeles, California 90017-5418

Report of Independent Registered Public Accounting Firm
Regulation AB Item 1122 SFR Servicing Platform
The Board of Directors and Shareholder
Indymac Bank, F.S.B.

We have examined management's assertion, included in the accompanying Management's
Assertion on Compliance with Applicable Regulation AB Servicing Criteria (the "Management
Assertion"), that Indymac Bank, F.S.B. (the "Bank"), a wholly-owned subsidiary of Indymac
Bancorp, Inc., complied with the servicing criteria set forth in Item 1122 (d) of the Securities and
Exchange Commission's Regulation AB for the single family residential ("SFR") mortgage loan servicing compliance platform (the "Regulation AB Item 1122 SFR Servicing Platform"), as
defined in the Management Assertion, as of and for the year ended December 31, 2006, except for criteria 1122(d)(1)(i), 1122(d)(1)(iii), 1122(cl)(3)(i)(C), 1122(d)(4)(ii), and 1122(d)(4)(xv),
which the Bank has determined are not applicable to the activities performed by them with respect to the Regulation AB Item 1122 SFR Servicing Platform covered by this report.
Management is responsible for the Bank's compliance with the applicable servicing criteria. Our responsibility is to express an opinion on management's assertion about the Bank's compliance with the applicable servicing criteria based on our examination.
Our examination was conducted in accordance with attestation standards established by the
American Institute of Certified Public Accountants, as adopted by the Public Company
Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Bank's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the Regulation AB Item 1122 SFR Servicing Platform, testing of less than all of the servicing activities related to the Regulation AB Item 1122 SFR Servicing Platform, and
determining whether the Bank processed those selected transactions and performed those selected activities in compliance with the servicing criteria and as permitted by the Interpretation 17.06 of the Securities and Exchange Commission Division of Corporation Finance Manual of Publicly
Available Telephone Interpretations ("Interpretation 17.06"). Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Bank during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Bank during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the
Bank's compliance with the applicable servicing criteria.

A Member Practice of Ernst & Young Global

Ernst & young LOGO
Ernst & Young LLP

As described in the Management's Assertion, for servicing criteria 1122(d)(2)(i), 1122(d)(4)(iv),
1122(d)(4)(vii), 1122(d)(4)(xi), 1122(d)(4)(xii), and 1122(d)(4)(xiii), the Bank has engaged various vendors to perform certain activities required by these servicing criteria. The Bank has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of
Regulation AB, and the Bank has ele cted to take responsibility for assessing compliance with the applicable servicing criteria applicable to each vendor as permitted by Interpretation 17.06. As permitted by Interpretation 17.06, the Bank has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply, in all material respects, with servicing criteria applicable to each vendor. The Bank is solely responsible for determining that it meets the Securities and Exchange Commission requirements to apply
Interpretation 17.06 for the vendors and related criteria as described in the Management
Assertion, and we performed no procedures with respect to the Bank's eligibility to apply
Interpretation 17.06.

In our opinion, management's assertion that the Bank complied with the aforementioned applicable servicing criteria, including servicing criteria 1122(d)(2)(i), 1122(d)(4)(iv),
1122(d)(4)(vii), 1122(d)(4)(xi), 1122(d)(4)(xii), and 1122(d)(4)(xiii), for which compliance is determined based on Interpretation 17.06 as described above, as of and for the year ended
December 31, 2006 for the Regulation AB 1122 SFR Servicing Platform, is fairly stated, in all material respects.

/s/ Ernst & Young LLP
March 16, 2007

h)
[KPMG LOGO]
KPMG LLP
Suite 2000
355 South Grand Avenue
Los Angeles, CA 90071-1568

Report of Independent Registered Public Accounting Firm

The Board of Directors
Newport Management Corporation:

We have examined management's assessment, included in the accompanying Assessment of Compliance with Applicable Servicing Criteria, that Newport Management Corporation (the Company) complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation
AB for pools of loans, underlying publicly issued residential mortgage-backed securities that were issued on or after January 1, 2006 by IndyMac Bank, on which escrow payments were disbursed in 2006 (the
Platform), specifically Item 1122(d)(4)(xi), only as it relates to processing the obligor's hazard insurance information the Company receives, providing IndyMac Bank with the applicable hazard insurance effective date, payment amount, and payee (collectively, Insurance Information), and providing the Insurance
Information to IndyMac Bank no later than 5 days prior to the applicable expiration dates as indicated in the Insurance Information, as of and for the year ended December 31, 2006. The Company has determined that no other servicing criteria are applicable to the activities it performs with respect to the Platform.
Schedule A to the Assessment of Compliance with Applicable Servicing Criteria lists the individual loans identified by management as constituting the Platform. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assessment about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting
Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the
Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, management's assessment that the Company complied with the aforementioned servicing criterion as of and for the year ended December 31, 2006 is fairly stated, in all material respects.

/s/ KPMG LLP

Los Angeles, California
February 27, 2007

i)
PRICEWATERHOUSECOOPERS (LOGO)
PricewaterhouseCoopers LLP
300 Madison Avenue
New York NY 10017
Telephone (846) 471-3000
www.pwc.com
Report of Independent Registered Public Accounting Firm
To the Board of Directors of Residential Capital, LLC:

We have examined
Residential Funding Company, LLC
(the "Company"), a subsidiary of
Residential Capital LLC,
for compliance with the servicing criteria set forth in item 1122(d)
of the Securities and Exchange Commission's Regulation AB for the RFC Master
Servicing Platform (the "Platform") described in the company management's assertion
concerning compliance with regulation AB the item 1122 servicing criteria, as of and for the year then ended December 31, 2006, excluding criteria 1122(d)(1)(ii); 1122 (d)(2)(iv), (vi); and
1122(d)(4)(ii), (v), (viii), (x), (xi), (xii), (xiii), which the company has determined are not applicable to the servicing activities performed by it with respect to the platform. Appendix A of management's assertion identifies the individual asset backed transactions and securities defined by management as constituting the platform. Management is responsible for the companies compliance with the servicing criteria. Our responsibility is to express an opinion on the companies compliance with the servicing criteria based on our examination.
Our examination was conducted in accordance with standards of the Public Company Accounting
Oversight Board (United States) and, accordingly, including examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary In the circumstances. Our examination included testing of selected asset- backed transactions and securities that comprise the Platform, testing of selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the app1icable servicing criteria, Our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to detect noncompliance arising from errors that may have occurred prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

Our examination disclosed the following material noncompliance with the servicing criteria set forth in 1122(d)(3)(i)(b) of regulation AB applicable to the company during the year ended
December 31, 2006. Certain investor reports did not provide information calculated in accordance with the terms specified in the transaction agreement.

In our opinion, except for the material noncompliance described in the preceding paragraph, residential funding company, LLC complied with the aforementioned applicable servicing criteria as of and for the year ended December 31, 2006, for the RFC Master Servicing Platform, in all
material respects.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 6, 2007

j)
[Ernst & Young LLP LOGO]
Report of Independent Registered Public Accounting Firm
We have examined management's assertion, included in the accompanying Report on Assessment of Compliance with SEC Regulation B Servicing Criteria, that U.S. Bank National Association
(the Company) complied with the servic ing criteria set forth in Item 1122 (d) of the Securities and
Exchange Commission's Regulation AB for the Corporate Trust Asset Backed Securities
platform (the Platform) as of and for the year ended December 31, 2006, except for criteria 1122
(d)(1)(iii) and 1122 (d)(4)(iv) through 1122 (d)(4)(xiv), which the Company has determined are not applicable to the activities performed by them with respect to the servicing platform covered by this report. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the
Company's compliance with the servicing criteria based on our examination.
Our examination was conducted in accordance with standards of the Public Company Accounting
Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.
In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2006, for the Corporate Trust Asset
Backed Securities platform is fairly stated, in all material respects.
/s
/
Ernst & Young LLP
February 26, 2007
0703-0810453
A Member Practice of Ernst & Young Global

k)

[KPMG logo]

KPMG LLP
303 East Wacker Drive
Chicago, IL 60601-5212

Report of Independent Registered Public Accounting Firm

The Board of Directors
The Corporate Trust Services division of Wells Fargo Bank National Association:

We have examined management's assertion, included in the accompanying Appendix I, that the Document Custody section of the Corporate Trust Services division of Wells
Fargo Bank National Association complied with the servicing criteria set forth in Item
1122(d) of the Securities and Exchange Commission's Regulation AB for publicly-issued
(i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and commercial mortgage-backed securities issued on or after January 1, 2006 for which the Company provides document custody services, excluding any publicly issued transactions issued by any government sponsored entity (the Platform) as of and for the twelve months ended December 31,
2006. Management has determined that servicing criteria 1122(d)(4)(i) and 1122(d)(4)(ii)
are applicable to the activities it performs with respect to the Platform, and that all other servicing criteria set forth in Item 1122(d) are not applicable to the document custody services provided by the Company with respect to the Platform. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company
Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-
backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria as of and for the period ended December 31, 2006 is fairly stated, in all material respects.

/s/: KPMG LLP
Chicago, Illinois
March 1,2007

KPMG LLP, a U.S. limited liability partnership, is the U S.
member firm of KPMG International, a Swiss cooperative.